BARON

FUNDS®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated May 5, 2017 to

Statement of Additional Information dated April 28, 2017

Effective May 5, 2017, in connection with the lowering of certain fees and expenses of Baron International Growth Fund and Baron Global Advantage Fund (the “Funds”), the Statement of Additional Information of the Funds is modified as follows:

On page 25 of the Statement of Additional Information, the first table under “Investment Adviser” is deleted in its entirety and replaced with the following:

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.35%	1.10%	1.09%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%	1.09%
Baron Global Advantage Fund	1.35%	1.10%	1.09%

This information supplements the Statement of Additional Information dated April 28, 2017. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.